UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        SEPTEMBER 7, 2004
                                                    --------------------------

                     ADVANCED ACCESSORY HOLDINGS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                     333-114547                56-2426615
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
   of Organization)                                          Identification No.)

                           12900 HALL ROAD, SUITE 200
                        STERLING HEIGHTS, MICHIGAN 48313

                         (Address of Principal Executive
                          Offices, including Zip Code)

                                 (586) 997-2900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On September 7, 2004, Advanced Accessory Systems, LLC, a wholly-owned subsidiary of Advanced Accessory Holdings Corporation (the "Company") announced that Terence Seikel will resign as President, Chief Executive Officer, manager and director of the Company and its affiliated entities to pursue other interests, effective December 31, 2004, unless a successor is identified earlier. Mr. Seikel will, however, remain as a member of the board of managers of the Company's parent company, CHAAS Holdings LLC ("Holdings") following the effective date of his resignation. A copy of the press release dated September 7, 2004 is attached hereto as Exhibit 99.1 and incorporated herein by reference. On September 7, 2004, Holdings entered into a separation agreement with Mr. Seikel providing for his transition and severance benefits. The information set forth in Item 5.02 of this current report on Form 8-K is incorporated herein by reference.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            Terence Seikel will resign as President, Chief Executive
Officer, manager and director of the Company and its affiliated entities effective December 31, 2004, unless a successor is identified earlier. Mr. Seikel will, however, remain as a member of the board of managers of Holdings following the effective date of his resignation. In connection with his resignation, Holdings and Mr. Seikel entered into a separation agreement dated September 7, 2004 providing for Mr. Seikel's transition and severance benefits. A copy of that agreement is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated September 7, 2004

99.2 Separation Agreement between CHAAS Holdings LLC and Terence Seikel, dated September 7, 2004


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                                   SIGNATURES
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED ACCESSORY
                                         HOLDINGS CORPORATION
                                         (Registrant)

Date:        September 7, 2004           By: /s/ Terence C. Seikel
                                             ------------------------------
                                             Terence C. Seikel
                                             President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated September 7, 2004

99.2 Separation Agreement between CHAAS Holdings LLC and Terence Seikel, dated September 7, 2004